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     10.10.  Entire Agreement. This Agreement (including the exhibits and
             ----------------
schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, whether written or oral, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     10.11.  Captions. The captions herein are included for convenience of
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reference only and shall be ignored in the construction or interpretation hereof.

     10.12.  Survival of Representations and Warranties. The representations and
             ------------------------------------------
warranties of the Company shall not survive the Closing.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              IPC INFORMATION SYSTEMS, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              MXNET, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              NATIONAL DISCOUNT BROKERS GROUP, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------